SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
For the Allspring Strategic Municipal Bond Fund (the “Fund”)

I. Prospectus

Effective immediately, Bruce R. Johns is added as a portfolio manager to the Strategic Municipal Bond Fund.

In the section entitled “Fund Summary – Fund Management” for the Fund, the Fund Management table is replaced with the following:

MANAGER	SUB-ADVISER	PORTFOLIO MANAGERS, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Bruce R. Johns, Portfolio Manager / 2026 Robert J. Miller, Portfolio Manager / 2010 Nicholos Venditti, CFA, Portfolio Manager / 2020

In the section entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers”, the table is amended to include the following:

Bruce R. Johns
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

Mr. Johns joined Allspring Investments or one of its predecessor firms in 1998, where he currently serves as a Senior Portfolio Manager for the Municipal Fixed Income team.

II. Statement of Additional Information

In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Beneficial Ownership table is amended to add the following information:

Portfolio Manager Fund Holdings
PORTFOLIO MANAGER	FUND	DOLLAR RANGE OF HOLDINGS IN FUND
Bruce R. Johns	Intermediate Tax/AMT-Free Fund Minnesota Tax-Free Fund Pennsylvania Tax-Free Fund Short-Term Municipal Bond Fund Strategic Municipal Bond Fund Ultra Short-Term Municipal Income Fund Wisconsin Tax-Free Fund	$0 $0 $0 $50,001 - $100,000 $0[1] $50,001 - $100,000 $10,001 - $50,000
1.	Bruce R. Johns was added to the Fund on September 17, 2026. The information presented for this Fund is as of June 30, 2025, at which time they were not a manager of the Fund.

September 17, 2026	SUP4313 09-26